                              SEVENTH AMENDMENT TO

                                 THIRD AMENDED

                                  AND RESTATED

                                REVOLVING CREDIT

                                      AND

                              TERM LOAN AGREEMENT

                                 BY AND BETWEEN

                             GANDER MOUNTAIN, INC.,
                                  as Borrower

                                      AND

                            BANK ONE, MILWAUKEE, NA

                          FIRSTAR BANK MILWAUKEE, N.A.

                             LASALLE NATIONAL BANK,

                NBD BANK (formerly known as NBD BANK, N.A.), and

                         HARRIS TRUST AND SAVINGS BANK

                                    as Banks

                                      AND

                            BANK ONE, MILWAUKEE, NA,

                                    as Agent




                                 March 18, 1996

                              SEVENTH AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                              REVOLVING CREDIT AND
                              TERM LOAN AGREEMENT


         THIS SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Seventh Amendment") is made as of the 18th day of March, 1996, by and between BANK ONE, MILWAUKEE, NA, as Bank and agent for the Banks, FIRSTAR BANK MILWAUKEE, N.A., LASALLE NATIONAL BANK, NBD BANK, formerly known as NBD BANK, N.A. and HARRIS TRUST AND SAVINGS BANK, as Banks, and GANDER MOUNTAIN, INC., a Wisconsin corporation, as Borrower.

                                R E C I T A L S

         WHEREAS, pursuant to a Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of November 22, 1994 and amended by First Amendment to Third Amended and Restated Revolving Credit and Term Loan Agreement dated August 18, 1995, Second Amendment (the "Second Amendment") to Third Amended and Restated Revolving Credit and Term Loan Agreement dated November 17, 1995, Third Amendment (the "Third Amendment") to Third Amended and Restated Revolving Credit and Term Loan Agreement dated December 5, 1995, Fourth Amendment to Third Amended and Restated Revolving Credit and Term Loan Agreement dated January 23, 1996, Fifth Amendment to Third Amended and Restated Revolving Credit and Term Loan Agreement dated February 14, 1996, and Sixth Amendment to Third Amended and Restated Revolving Credit and Term Loan Agreement dated March 1, 1996 (collectively, the "Loan Agreement"), the Banks made available to Borrower credit facilities aggregating up to a maximum amount of One Hundred Million Dollars ($100,000,000.00); and

         WHEREAS, Borrower is in default under section 8.1(m) of the Loan Agreement requiring that prior to opening a new retail store Borrower and its Subsidiaries shall have delivered to Banks an executed Landlord Waiver, Consent, Agreement and Certificate in that Borrower has not delivered such document for the Onalaska Store (such missing document being referred to herein as the "Onalaska Waiver"); and

         WHEREAS, Borrower has agreed to cure the foregoing default by delivering the Onalaska Waiver on or before April 1, 1996; and

         WHEREAS, Borrower is in default under sections 7.1(i) (Consolidated Tangible Net Worth), 7.1(k) (Consolidated Leverage Ratio), 7.1(l) (Consolidated Current Ratio) and 7.1(n) (Profitability) of the Loan Agreement; and

         WHEREAS, Borrower has requested that Banks extend the existing waiver of the defaults under sections 7.1(i), 7.1(k), 7.1(l) and 7.1(n) through April 1, 1996; and

         WHEREAS, Borrower did not meet the time deadlines in section 5 of the Third Amendment, as amended, relating to sale of the catalog division, including that Borrower did not close on the sale of the catalog division and pay the Loans and all other Obligations in full on or before March 18, 1996; and

         WHEREAS, Borrower has requested that Banks extend the March 18, 1996 deadline to April 1, 1996 to allow Borrower additional time to conclude negotiations for the sale of the catalog division and enter into a binding agreement with the proposed purchaser; and

         WHEREAS, Borrower has represented to Banks that Borrower expects to enter into such agreement on or before April 1, 1996 which agreement shall provide for a closing on the sale on or before June 30, 1996; and

         WHEREAS, Borrower is aware that the Banks would not agree to such extension absent the expectation that an agreement will be signed on or before April 1, 1996 and a closing will take place on or before June 30, 1996; and

         WHEREAS, Based on the foregoing, and subject to Borrower's compliance with all of the terms and conditions of the Loan Agreement as amended hereby, Banks are willing to grant an extension of waivers and extension of the payment deadline to April 1, 1996.

                               A G R E E M E N T

         NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein and in the Loan Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:



         1. Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

                 a.  Revolving Credit Commitment Termination Date.  Section
1.87 of the Loan Agreement is amended in its entirety to read as follows:

                 "1.87 Revolving Credit Commitment Termination Date. "Revolving Credit Commitment Termination Date" shall mean the earlier of (a) the date of an Automatic Event of Default, (b) the date of an Other Event of Default not expressly waived in writing by the Banks, or (c) April 1, 1996."



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

                 b. Revolving Credit Notes. Section 1.90 of the Loan Agreement is amended in its entirety to read as follows:

                 "1.90 Revolving Credit Notes. "Revolving Credit Notes" shall mean the five notes dated March 18, 1996 and executed by Borrower in favor of the respective Banks evidencing the Revolving Credit Loans, together with all extensions, renewals, substitutions, replacements and refinancings thereof, the terms of which are incorporated herein by reference."

                 c. Term Notes. Section 1.101 of the Loan Agreement is amended in its entirety to read as follows:

                 "1.101 Promissory Notes. "Promissory Notes" or "Term Notes" shall mean the five notes dated March 18, 1996 and executed by Borrower in favor of the respective Banks evidencing the $19,500,000 Loan, together with all extensions, renewals, substitutions, replacements and refinancings thereof, the terms of which are incorporated herein by reference."


         2. Waiver. (a) Banks temporarily waive the defaults previously disclosed to Banks under sections 7.1(i), 7.1(k), 7.1(l) and 7.1(n) of the Loan Agreement and section 5 of the Third Amendment, as amended, for the period from the date hereof until April 1, 1996 and temporarily waive the default caused by Borrower's failure to deliver the Onalaska Waiver for the period from the date hereof until April 1, 1996. The waiver does not extend beyond April 1, 1996 for the Onalaska Waiver or beyond April 1, 1996 for the defaults under sections 7.1(i), 7.1(k), 7.1(l) and 7.1(n) of the Loan Agreement or section 5 of the Third Amendment, as amended, and Banks do not waive any other default or any increase in the level of noncompliance with sections 7.1(i), 7.1(k), 7.1(l) and 7.1(n) of the Loan Agreement or section 5 of the Third Amendment, as amended. The Banks reserve the right to exercise any rights and remedies available to Agent or any Bank prior to the end of any waiver period if any other default comes to the attention of Banks or if any information comes to the Banks' attention showing that Borrower's level of noncompliance with section 7.1(i), 7.1(k), 7.1(l) or 7.1(n) of the Loan Agreement or section 5 of the Third Amendment, as amended, is greater than that previously disclosed to Banks.

                 (b) Borrower shall pay the waiver fee described in section 2(b) of the Second Amendment to Banks as provided in the Second Amendment, but if not paid sooner, such fee and all Loans and other Obligations shall be paid in full on April 1, 1996.

         3. Payments. Section 2.1.2 of the Loan Agreement is amended in its entirety to read as follows:


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



                 "2.1.2 Payments. Interest on the $19,500,000 Loan shall be paid to Bank One as Agent in arrears on the first day of each month. Borrower shall pay the entire principal balance of the $19,500,000 Loan plus all accrued but unpaid interest on April 1, 1996."


         4. Notes. Section 2.2.2 of the Loan Agreement is amended in its entirety to read as follows:

                 "2.2.2 Note. The Revolving Loans are evidenced by five Revolving Credit Notes dated March 18, 1996 in the original aggregate principal amount of $56,000,000 payable to the order of the respective Banks."


         5. Conditions to Amendment. This Seventh Amendment shall not be effective until it shall have been fully executed and delivered and all of the following have been delivered to Banks, executed as appropriate, in form and substance satisfactory to Banks:

         (a)     Revolving Credit Notes;

         (b)     Promissory Notes;

         (c)     Reaffirmation of Corporate Guaranty of GRS;

         (d)     Reaffirmation of Corporate Guaranty of GMO;

         (e) Closing Certificates with Corporate Resolutions for Borrower, GRS and GMO; and

         (f) Legal opinion of Borrower s counsel as to the enforceability of this Seventh Amendment and the Reaffirmations of Corporate Guaranty delivered herewith.

         6. Continuation of Agreements. Except as expressly amended and modified herein, the Loan Agreement shall remain in full force and effect and except as expressly amended and modified herein, the Notes shall remain in full force and effect. All of the Collateral Documents, including but not limited to the Security Agreement, the Mortgage, the Collateral Pledge Agreement and Assignment of Security Interest, the Amended and Restated General Intangibles Mortgage, the Subsidiary Guaranties and the Subsidiary Security Documents shall remain in full force and effect as security for the Obligations, including but not limited to the Revolving Credit Notes dated March 18, 1996 and the Promissory Notes dated March 18, 1996, and all of the Collateral and Subsidiary Collateral as defined in the Loan Agreement, the real estate encumbered by the Mortgage, the Subsidiary Notes, and

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the Stock of GRS and GMO, shall secure all of the Obligations, including but not limited to the Revolving Credit Notes dated March 18, 1996 and the Promissory Notes dated March 18, 1996.

         7. Bank Not Obligated to Continue Financing. Borrower acknowledges that subject to the terms hereof, Banks have agreed to allow Borrower until April 1, 1996 to pursue sale of the catalog division and/or begin other financial restructuring, but in any event, Banks have not agreed and are not obligated (a) to continue to provide financing to Borrower after April 1, 1996 regardless of Borrower's favorable progress, if any, toward sale of the catalog division, or (b) to consent to a sale of the catalog division on terms previously disclosed to Banks.

         8. Release of Secured Party.  Each of Borrower, GRS and GMO hereby:
(a) acknowledges that its obligations under the documents listed in section 6 hereof exist and are enforceable in accordance with their terms; and (b) releases and waives any and all existing claims, counterclaims and causes of action against Banks under the Loan Agreement, under any of the documents listed in section 6 hereof, or otherwise relating to the Borrower as borrower, GRS and GMO as subsidiaries of Borrower and guarantors, and Banks as lenders, and which (i) are known to Borrower, GRS or GMO on the date hereof, or (ii) exist on the date hereof based upon facts existing and known to Borrower, GRS or GMO on the date hereof.

         9. Expenses. Borrower shall pay the reasonable legal fees and expenses of counsel for Bank One with respect to this Seventh Amendment and all related documentation and, in addition, the reasonable legal fees and expenses, not exceeding Five Thousand Dollars ($5,000) per Bank, for each of NBD, Harris, LaSalle and Firstar.

         10. Entire Agreement This Seventh Amendment, together with the Loan Agreement, as amended hereby, constitutes the entire agreement of the Banks and Borrower pertaining to the subject matter hereof and supersedes all prior or contemporaneous agreements of the Banks and Borrower, whether oral or written, other than the Loan Agreement, in connection therewith. This Seventh Amendment may be amended or modified only in writing, executed by all of the parties. This Seventh Amendment shall not constitute, nor shall it be deemed to constitute:

         (a) The commitment or agreement of Banks to extend credit in any amount in the future, except as provided in this Seventh Amendment or in the Loan Agreement as amended hereby;

         (b) an obligation on the part of any Bank to enter into any future amendment of the Loan Agreement;

         (c) except as expressly set forth herein and for the period provided herein, the waiver of any existing Event of Default or of any subsequent Event of Default under the Loan Agreement as amended hereby;

         (d) the waiver of any right or remedy available to Bank under the Loan Agreement or any of the Collateral Documents; or

         (e) the commitment, agreement or obligation of any Bank to delay the exercise of any right or remedy available to a Bank in the future.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

BANK ONE, MILWAUKEE, NA



By
         ---------------------------

LASALLE NATIONAL BANK



By
         ---------------------------

FIRSTAR BANK MILWAUKEE, N.A.



By
         ---------------------------

HARRIS TRUST AND SAVINGS BANK



By
         ---------------------------

NBD BANK




By
         ---------------------------

GANDER MOUNTAIN, INC.



By
         ---------------------------


         The undersigned have read the foregoing and agree to be bound by all of the terms and conditions contained therein except that the undersigned shall not be directly obligated on any of the Loans except as otherwise provided in the Loan Agreement as amended hereby, the Subsidiary Documents, the Subsidiary Guaranties or any other agreement to which Borrower, GRS or GMO is a party.


GMO, INC.



By
         ---------------------------

GRS, INC.



By
         ---------------------------


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